Exhibit 10.53

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$13,947,217.56	09-02-2021	09-02-2026	2122570	1E2 / C64	***	CJT	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: LF3 Houston, LLC
LF3 Houston TRS, LLC
1635 43rd St S Ste 205
Fargo, ND 58103-3580

Lender: Choice Financial Group
South Fargo
4501 23rd Ave S
Fargo, ND 58104
(701) 356-9700

Grantor: LF3 Houston, LLC
1635 43rd St S Ste 205
Fargo, ND 58103-3580

INSURANCE REQUIREMENTS. Grantor, LF3 Houston, LLC ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to LF3 Houston, LLC; and LF3 Houston TRS, LLC ("Borrower") by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **15400 John F Kennedy Blvd #182, Houston, TX 77032.**
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Deductibles: $1,000.00.
Latest Delivery Date: By 10 days after the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 15400 John F Kennedy Blvd #182, Houston, TX 77032.
Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Grantor agrees to obtain and maintain flood insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program, from private insurers providing "private flood insurance" as defined by applicable federal flood insurance statutes and regulations, or from another flood insurance provider that is both acceptable to Lender in its sole discretion and permitted by applicable federal flood insurance statutes and regulations.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

Choice Financial Group
South Fargo
4501 23rd Ave S
Fargo, ND 58104

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of September 2, 2021, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

Loan No: 2122570

AGREEMENT TO PROVIDE INSURANCE
(Continued)

Page 2

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 2, 2021.

GRANTOR:

LF3 HOUSTON, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Houston, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

BY /s/ Sam Montgomery

Samuel Montgomery, Chief Financial Officer of Lodging Fund REIT III, Inc.

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ____________________ PHONE ____________________

AGENT'S NAME: ____________________

AGENCY: ____________________

ADDRESS: ____________________

INSURANCE COMPANY: ____________________

POLICY NUMBER: ____________________

EFFECTIVE DATES: ____________________

COMMENTS: ____________________

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